                                                                   EXHIBIT 10.40

                           PLEDGE AND ESCROW AGREEMENT

         THIS PLEDGE AND ESCROW AGREEMENT (the "Agreement") made and entered into as of this third day of October, 2000 by and among DENNIS W. HEALEY (hereinafter referred to as "Pledgor"), Viragen, Inc., a Delaware corporation (hereinafter referred to as "Pledgee") and ATLAS PEARLMAN P.A. (hereinafter referred to as "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, Dennis W. Healey (the Pledgor referred to in this Agreement) is the Member of the Board of Directors of Viragen, Inc (the Pledgee referred to in this Agreement) and entered into a Stock Option Agreement with the Pledgee on October 6, 1995, a copy of which is attached hereto as Exhibit A;

         WHEREAS, pursuant to such Stock Option Agreement, Pledgor was afforded the right to acquire 100,000 shares of Common Stock of the Pledgee at $0.50 per share for an aggregate purchase price of $50,000.

         WHEREAS, the Pledgor has executed a five-year promissory note in the principal amount of $50,000 (the "Note") in favor of Pledgee for the purchase price payable in respect to the acquisition of the 100,000 shares of Common Stock of the Pledgee, a copy of which is attached hereto as Exhibit B;

         WHEREAS, to secure the payment of the Note, Pledgor has agreed to grant Pledgee a security interest in all 100,000 shares of the Common Stock of the Pledgee (the "Pledged Shares"); and

         WHEREAS, the Pledgor and the Pledgee have requested the Escrow Agent to act as escrow agent for the Pledged shares in accordance with the terms of this Agreement;

         NOW, THEREFORE, in consideration of the premises, covenants and agreement hereinafter set forth, the parties mutually agree as follows:

         1. SECURITY INTEREST. Pledgor hereby grants to Pledgee a first lien security interest, superior to all other liens and encumbrances, in and to the Pledged Shares. Copies of stock powers representing the Pledged Shares, endorsed in blank, are attached hereto as Exhibit "C". The Pledged Shares and stock powers shall be held by Escrow Agent as collateral for the indebtedness owed by the Pledgor to Pledgee pursuant to the Note.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor hereby represents, warrants and covenants that, except for the security interest granted hereunder, and except that the Pledged Shares are partially paid shares subject to assessment for the balance of the purchase price as represented by the principal amount of the Note, Pledgor is the legal and equitable owner of the Pledged Shares and holds same free and clear of all liens, charges, encumbrances and security interest of every kind and nature, and that Pledgor will make no assignment, pledge, mortgage, hypothecation or transfer of the Pledged Share; that Pledgor has good right and legal authority to pledge the Pledged Shares in the manner hereby done or contemplated and will defend Pledgor's title to the Pledged Shares against the claim of all persons whomsoever; that no consent or approval of any governmental body or regulatory authority, or of any securities exchange, is necessary to the validity of the pledge effected hereby, except for any consents or approvals which have been obtained; that the pledge of the Pledged Shares is effective to vest in Pledgee the rights of the Pledgor in the Pledged shares set forth herein; and that the Pledged Shares have been duly and validly authorized.

         3. RIGHT TO VOTE. Except as otherwise provided herein, during the term of this Agreement and so long as Pledgor is not in default in the performance of any of the terms of this Agreement or in the payment of principal or interest under the Note, the Pledgor shall be entitled to all rights of ownership, including, but not limited to, the right to vote the Pledged shares on all corporate questions.

         4. ADJUSTMENTS. In the event that, during the term of this Agreement, any stock dividend shall be declared an or with respect to any of the Pledged Shares, or there is a reclassification, readjustment, merger, consolidation, stack split or any other change is made in the capital structure of the Pledgee which has issued the Pledged Shares or any successor thereto, all new, substituted and additional shares or other securities issued by reason of such a change shall be delivered and held by Escrow Agent under the terms of this Agreement in the same manner as the Pledged Shares.

         5. DEFAULT. In the event of default by the Pledgor under the Note, in addition to any right or remedy which it may have hereunder, the Pledgee shall have all of the rights and remedies of a secured party under Article 9 of the Uniform Commercial Code as it is now or hereafter in effect in the State of Florida, including without limitation the right to retain or to sell or otherwise dispose at all or any portion of the Pledged Shares. Upon the occurrence of a default under the Note, the Pledgee shall, in its sole discretion, have the right to cancel the Pledged Shares or to offer for sale, and to sell, all or any of the Pledged Shares at any private or public sale; provided, however, that the Pledge shall give to the Pledgor at least ten (10) business days notice of the time, date and place of any such private or public sale, which provision for notice, the Pledgor hereby expressly agrees is commercially reasonable. Furthermore, the Pledgor hereby expressly agrees that the Pledgee may (1) sell all or any portion of the Pledged Shares at any private or public sale for cash, upon credit, or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its sole discretion shall deem appropriate, (ii) bid on and purchase the Pledged Shares at any private or public sale, and (iii) hold any of the Pledged shares purchased by the Pledgee at any private or public sale in its own right, free and clear of any and all claims of the Pledgor. The Pledgee may, from time to time, upon such default, sell all or any part of the Pledged Shares. The Pledgor hereby appoints Pledgee an its attorney-in-fact to execute such documents and take such action as may be necessary to accomplish the provisions of this Agreement, including, without limiting the generality of the foregoing, the right to ask for, demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to or in connection with any of the Pledged shares, to endorse checks, drafts, orders and other instruments for the payment of money representing any interest or dividend or other distribution with respect to or in connection with the Pledged shares or any part thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto and to sell, assign, endorse, pledge, transfer and make any agreement respecting same, or otherwise deal with the name. Such appointment in irrevocable and coupled with an interest. Unless Pledgee retains the Pledged Shares in full satisfaction or Pledgor's obligations under the Note as provided herein, Pledgee shall apply the proceeds of disposition of the Pledge shares in the manner provided by Florida law. In lieu of any such sale, Pledgee may retain the Pledged Shares in full satisfaction or partial satisfaction of Pledgor's obligations under the Note.

         6. ESCROW. Pledgor shall deposit with Escrow Agent the Pledged shares, along with the aforesaid stock powers (all of which items shall hereinafter be referred to as the "Pledged Documents" including all stock assignments), to be held in escrow for future delivery as follows:

                  a. Escrow Agent shall deliver the Pledged Documents to Pledgee within ten (10) business days after receiving an affidavit signed by Pledgee stating that:

                           (i) Pledgor is in default under the Note and all periods of time within which to cure such default have expired;

                           (ii) Pledgee is accelerating the entire unpaid balance due under the Note; and

                           (iii) Pledgee demands delivery of the Pledged Documents.

                           Pledgee shall simultaneously furnish Pledgor with a copy of such affidavit. If Escrow Agent has not received any protest or objection from Pledgor within ten (10) business days of receipt of such affidavit, the Pledged Documents shall be delivered to the Pledgee. Upon such delivery of the Pledged Documents, Escrow Agent's duties hereunder shall terminate.

                  b. In the event Escrow Agent has received written instructions signed by both Pledgor and Pledgee notifying Escrow Agent of a sale of a portion of the Pledged, Escrow Agent may release a portion or all of the Pledged Shares, as provided in such written instruction, and if Escrow Agent is designated to be the recipient of the proceeds from the sale of all or a portion of the Pledged Shares, then Escrow Agent shall deliver any such proceeds received in accordance with such written instructions.

                  c. In the event Escrow Agent has not delivered the Pledged Documents pursuant to subparagraph a. above, then Escrow Agent shall deliver the

                           Pledged Documents; to Pledgor within ten (10) business day; after receipt of the original of the Note marked. "Paid in full", accompanied by instructions from Pledgor indicating that the Note has been paid in full and the Pledged documents shall be delivered to Pledgor at the address specified therein. Upon such delivery of the Pledged Documents, Escrow Agent's duties hereunder shall terminate. Pledgee agrees to deliver the Note to Pledgor marked "paid in full", immediately upon satisfaction thereof.

         7. DISPUTE. It is specifically understood and agreed that should any dispute arise between the parties hereto concerning this Agreement or its construction, or for any other reason, the Escrow Agent in its sole discretion, shall have the right to deposit the Pledged Documents held by it pursuant to this Escrow Agreement and any documents relating thereto that may have been delivered to the Escrow Agent, with the Clerk of the Circuit Court of Broward County, Florida, and notify all parties concerned, and whereupon, all liability hereunder on the part of the Escrow Agent shall fully cease except to the extent of accounting for the Pledged Documents and any other documents that may have been delivered to it.

         8. INTERPLEADER. In the event the Escrow Agent places the Pledged Documents that have actually been delivered to Escrow Agent in the registry of the Circuit Court in and for Broward County, Florida, and files an action of interpleader naming Pledgor and Pledgee, and other necessary parties, Escrow Agent shall be released and relieved from any and all further obligations and liabilities hereunder or in connection herewith. Pledgor and Pledgee hereby, jointly and severally, indemnify and hold Escrow Agent harmless from any damages or losses arising hereunder or in connection herewith, including, but not limited to, all costs and expenses incurred by Escrow Agent in connection with the filing at such action and reasonable attorneys' teen and costs for Escrow Agent's attorney(s) through and including all appeals.

         9. NATURE OF ESCROW AGENT'S DUTIES. It is agreed that the duties of Escrow Agent are only such as are herein specifically provided and are purely ministerial in nature. Hence, Escrow Agent shall not be held liable for any matter or thing except for Escrow Agent's gross negligence or willful misconduct. Pledgor and Pledgee shall at all times hereafter, jointly and severally indemnify Escrow Agent and hold Escrow Agent harmless from any claim assorted against it and for any damages, costs, expenses, liability and/or losses sustained by Escrow Agent (except for Escrow Agent's gross negligence or willful misconduct), including, but not limited to, reasonable attorneys' fees and costs for Escrow Agent's attorney(s) through and including all appeals and whether or not litigation is instituted. The obligations and duties of the Escrow Agent are confined to those specifically enumerated in this Agreement. The Escrow Agent shall not be subject to nor be under any obligation to ascertain or construe the terms and conditions of any instrument whether or not now or hereafter deposited with or delivered to the Escrow Agent or referred to in this Agreement. Nor shall the Escrow Agent be obliged to inquire as to the form, execution and sufficiency or validity or any instruments, or to inquire as to the identity, authority or rights of any person executing or delivering the same.

         10. RETENTION OF LEGAL COUNSEL. It is agreed that Escrow Agent shall have full discretion as to whom it may retain as legal counsel to protect its interests (including retaining itself as a law firm) and same shall not affect or in any way prejudice or limit Escrow Agent's entitlement to reasonable attorneys' fees for the services of such attorneys as set forth in this Escrow Agreement.

         11. VENUE. It is recognized that this Escrow Agreement shall be deemed to have been entered into by the parties hereto in Broward County, Florida, and that the property which is the subject of thin Escrow Agreement is located in Broward County, Florida. Therefore, it is agreed that venue with respect to any matter arising herefrom shall only lie in Broward County, Florida, except to the extent, and only to the extent, that this provision with respect to venue is deemed in contravention of any applicable law.

         12. AMBIGUITY: CONFLICTING INSTRUCTIONS. In the event the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any of the parties hereto or from third persons with respect to the Pledged documents held hereunder, which in its sole opinion, are in conflict with any provision of this Agreement, it shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by all the parties hereto and said third persons, if any, or by a final order or judgment of a court of competent jurisdiction.

         13. NOTICES. Notices and deliveries under this Agreement shall be given or made by certified mail, return receipt requested, as follows:

                  PLEDGOR:

                  DENNIS W. HEALEY
                  1920 Augusta Terrace
                  Coral Springs, FL 33071

                  PLEDGEE:

                  VIRAGEN, INC.
                  865 SW 78th Avenue
                  Suite 100
                  Plantation, FL 33324

                  ESCROW AGENT:

                  ATLAS PEARLMAN P.A.
                  350 East Las Olas Boulevard
                  Suite 1700
                  Ft. Lauderdale, FL 33301

                  Or such other address as any of the above-mentioned parties shall have designated in writing to the other parties.

         14. TERMINATION. All parties agree that the services of the Escrow Agent may be terminated by the Escrow Agent or by the joinder of both Pledgee and Pledgor upon thirty (30) days written notice to the other. In the event of such termination, the Pledgee and Pledgor shall mutually agree to a Successor Escrow Agent. Failing such mutual agreement, application shall be made to the appropriate court of Broward County, Florida, for the appointment of a Successor Escrow Agent. Upon such appointment, the Escrow Agent shall deliver all Pledged Documents accordance with the terms of this Agreement.

         15.      MISCELLANEOUS.

                  a. BENEFIT OF AGREEMENT. This Agreement shall be binding upon the parties hereto and their heirs, successors, assigns and personal or legal representatives.

                  b. MODIFICATION. The Escrow Agent shall not be bound by any modification, cancellation or rescission of this Agreement unless in writing and signed by the parties hereto. In no event, however, shall any modification of this agreement, which shall affect the rights or duties of the Escrow Agent, be binding upon Escrow Agent unless it shall have given its prior written consent.

                  c. ATTORNEYS' FEES. In the event Pledgor or Pledgee shall seek to enforce this Agreement, whether or not through litigation, the prevailing party shall be entitled to receive reasonable attorneys' fees and all costs incurred in connection with such enforcement, including fees and costs of appeal.

                  d. FURTHER COOPERATION. From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purpose of this Agreement.

                  e. WAIVER. No indulgences extended by any party hereto or any other party shall be construed as a waiver of any breach on the part of such other party, nor shall any waiver of one breach be construed as a waiver of any rights or remedies with respect to any subsequent breach.

                  f. CONSTRUCTION. It is the intention of the parties that the laws of the State of Florida shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties. The parties agree and acknowledge that each party has reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting parties shall not be employed in the interpretation of this Agreement or any amendment or exhibits thereto.

                  g. TRUTH OF RECITALS. The recitals and statements contained on page 1 of this Agreement are true and correct and are hereby incorporated into this Agreement.

                  h. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the parties on the subject matter hereof and supersedes all prior agreements and understandings relating thereto.

                  i. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

                  j. GENDER. Wherever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine or neuter gender; all singular words shall include the plural and all plural shall include the singular.

                  k. HEADINGS. The headings used in this Agreement are used for reference purposes only and are not to be deemed controlling with respect to the contents thereof.

                  l. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original.

                  m. INCORPORATION BY REFERENCE. The Exhibits referred to in this Agreement are hereby incorporated into this Agreement by reference.

                           IN WITNESS WHEREOF, the parties hereto have executed
this Agreement on the day and year first above written.

PLEDGOR:

/s/ Dennis W. Healey
------------------------------------
DENNIS W. HEALEY


PLEDGEE:

VIRAGEN, INC.


By:


/s/ Jose Ortega
------------------------------------
Jose Ortega
Controller

ESCROW AGENT:

ATLAS PEARLMAN P.A.

By:


------------------------------------
Authorized Person